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

          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 1998
                                                      REGISTRATION NO. 333-45887

________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                    FORM S-3
                                AMENDMENT NO. 1
                                       TO
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------
                                  CWMBS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

                            DELAWARE                                                          95-4449516
 (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                               4500 PARK GRANADA
                          CALABASAS, CALIFORNIA 91302
                                 (818) 225-3000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                            SANDOR E. SAMUELS, ESQ.
                          COUNTRYWIDE HOME LOANS, INC.
                               4500 PARK GRANADA
                          CALABASAS, CALIFORNIA 91302
                                 (818) 225-3505
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------
                                WITH A COPY TO:
                              EDWARD J. FINE, ESQ.
                                BROWN & WOOD LLP
                             ONE WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time on or after the effective date of the registration statement, as determined by market conditions.
                            ------------------------

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [x]
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]_______________
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]_______________
     If delivery of this Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE


                                                                         PROPOSED             PROPOSED
                                                     AMOUNT               MAXIMUM              MAXIMUM             AMOUNT OF
           TITLE OF EACH CLASS OF                     TO BE           OFFERING PRICE          AGGREGATE          REGISTRATION
         SECURITIES TO BE REGISTERED               REGISTERED            PER UNIT*         OFFERING PRICE*            FEE
Mortgage Pass-Through Certificates**.........    $5,304,049,606            100%            $5,304,049,606        $1,571,151.40


 *  Estimated for the purpose of calculating the registration fee.

** $804,049,606 in securities are being carried forward and $243,651.40 of the filing fee is associated with the securities being carried forward and was previously paid with the Registrant's registration statement No. 333-40145. The remaining portion of the registration fee ($1,327,500) was paid with the initial filing of this Registration Statement.

                            ------------------------
     Pursuant to Rule 429 under the Securities Act of 1933, the Prospectus included in this Registration Statement is a combined prospectus and relates to registration statement No. 333-40145 as previously filed by the Registrant. Such registration statement No. 333-40145 was declared effective on November 21, 1997.
                            ------------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRATION SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
________________________________________________________________________________

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

     The following table sets froth the estimated expenses in connection with the issuance and distribution of the Certificates being registered under this Registration Statement, other than underwriting discounts and commissions:

SEC Registration Fee...................................................................   $1,327,500.00
Printing and Engraving.................................................................       25,000.00
Legal Fees and Expenses................................................................       35,000.00
Trustee Fees and Expenses..............................................................       18,750.00
Rating Agency Fees.....................................................................      125,000.00
Miscellaneous..........................................................................        5,000.00
                                                                                          -------------
     Total.............................................................................   $1,536,250.00
                                                                                          -------------
                                                                                          -------------

------------

* All amounts except the SEC Registration Fee are estimates of expenses incurred in connection with the issuance and distribution of a Series of Certificates in an aggregate principal amount assumed for these purposes to be equal to $250,000,000 of Certificates registered hereby.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant's Certificate of Incorporation provides for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

     Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

ITEM 16. EXHIBITS.


 1.1*     -- Form of Underwriting Agreement.
 1.2*     -- Form of Indemnification and Contribution Agreement.
 3.1**    -- Certificate of Incorporation of the Registrant.
 3.2**    -- Bylaws of the Registrant.
 4.1**    -- Form of Pooling and Servicing Agreement.
 5.1***   -- Opinion of Brown & Wood LLP as to the legality of the Certificates (including consent of such firm).
 8.1***   -- Opinion of Brown & Wood LLP as to certain tax matters (included in exhibit 5.1 hereof).
23.1***   -- Consent of Brown & Wood LLP (included in exhibits 5.1 and 8.1 hereof).
24.1***   -- Power of Attorney.


------------

  * Incorporated by reference from the Registrant's Registration Statement (No. 33-73504).

 ** Incorporated by reference from the Registrant's Registration Statement (No.
    33-63714).


*** Previously filed.

ITEM 17. UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the 'Act');

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the 'Calculation of Registration Fee' table in the effective registration statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The undersigned Registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

     Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calabasas, State of California, on the 18th day of March, 1998.


                                          CWMBS, INC.

                                          BY:       /S/ STANFORD L. KURLAND
                                              ..................................
                                                     STANFORD L. KURLAND
                                                   CHAIRMAN OF THE BOARD,
                                                   PRESIDENT AND DIRECTOR





     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                SIGNATURE                                      TITLE                              DATE
------------------------------------------  --------------------------------------------   -------------------
         /S/ STANFORD L. KURLAND            Chairman of the Board,                           March 18, 1998
 .........................................    President and Director
           STANFORD L. KURLAND                (principal executive officer)

                    *                       Executive Vice President and Director            March 18, 1998
 .........................................    (principal financial and accounting
              CARLOS GARCIA                   officer)

                    *                       Executive Vice President and Director            March 18, 1998
 .........................................
             THOMAS H. BOONE

                    *                       Senior Vice President,                           March 18, 1998
 .........................................    Assistant Secretary and Director
             KEVIN W. BARLETT

                    *                       Director                                         March 18, 1998
 .........................................
            JEFFREY P. GROGIN



* By:      /s/ STANFORD L. KURLAND
      ................................
            STANFORD L. KURLAND
             ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


                                                                                                           SEQUENTIAL
EXHIBIT                                                                                                       PAGE
  NO.                                         DESCRIPTION OF EXHIBIT                                         NUMBER
--------  ----------------------------------------------------------------------------------------------   ----------
 1.1*     -- Form of Underwriting Agreement.............................................................
 1.2*     -- Form of Indemnification and Contribution Agreement.........................................
 3.1**    -- Certificate of Incorporation of the Registrant.............................................
 3.2**    -- Bylaws of the Registrant...................................................................
 4.1**    -- Form of Pooling and Servicing Agreement....................................................
 5.1***   -- Opinion of Brown & Wood LLP as to legality of the Certificates (including consent of such firm)......................................................................................
 8.1***   -- Opinion of Brown & Wood LLP as to certain tax matters (included in Exhibit 5.1)............
23.1***   -- Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1).............................
24.1***   -- Power of Attorney..........................................................................


------------

  * Incorporated by reference from the Registrant's Registration Statement (No. 33-73504).

 ** Incorporated by reference from the Registrant's Registration Statement (No.
    33-63714).


*** Previously filed.



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